UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 27, 2012
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01            Entry into a Material Definitive Agreement.

On August 27, 2012, WSFS Financial Corporation (the “Company”) completed the issuance and sale of $55,000,000 aggregate principal amount of its 6.25% Senior Notes due 2019 (the “Senior Notes”) at a price to the public of 100% of the aggregate principal amount of the Senior Notes (the “Senior Notes Offering”). The Senior Notes  were issued in the form filed as Exhibit 4.3 hereto and governed by the terms of an Indenture, dated as of August 27, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 27, 2012 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Senior Notes will be unsecured senior debt obligations of the Company and will rank equally with all of the Company’s other present and future unsecured unsubordinated obligations. The Senior Notes bear interest at a per-annum rate of 6.25%. The Company will make interest payments on the Senior Notes quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, beginning on December 1, 2012. Interest on the Senior Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Senior Notes will mature on September 1, 2019. The Company may, at its option, on September 1, 2017, or on any scheduled interest payment date thereafter, redeem the Senior Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice. The Senior Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

The Indenture contains several covenants which, among other things, restrict the Company’s ability and the ability of the Company’s subsidiaries to dispose of or incur liens on the voting stock of certain subsidiaries and also contains customary events of default.

The foregoing summary of the Base Indenture, the Supplemental Indenture and the form of the Senior Notes is qualified in its entirety by the terms of such agreements.  Please refer to the Base Indenture, the Supplemental Indenture and the form of the Senior Notes, which are filed hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits.

4.1           Indenture, dated as of August 27, 2012, between WSFS Financial Corporation., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to

Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed on August 27, 2012).

4.2           First Supplemental Indenture, dated as of August 27, 2012, between WSFS Financial Corporation., as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A filed on August 27, 2012).

4.3           Form of 6.25% Senior Notes due 2019 (incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement on Form 8-A filed on August 27, 2012).

5.1           Opinion of Spidi & Fisch, PC

23.1           Consent of Spidi & Fisch, PC  (included in Exhibit 5.1 of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: August 27, 2012	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)